UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2016

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders

On May 5, 2016, the 2016 Annual Meeting of Shareholders of Berkshire Hills Bancorp, Inc. (the “Company”) was duly held at The Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts at 10:00 a.m., local time (the “2016 Annual Meeting”).  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2016.  The Company’s Board of Directors unanimously recommended a vote “FOR” all proposals.

As of the close of business of March 10, 2016, the record date for the Annual Meeting, there were a total of 31,037,867 shares of Company common stock outstanding. The voting results for each proposal, including the votes “FOR” and “AGAINST” or “WITHHELD”, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for the purpose of determining whether a quorum was present but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote “FOR” or “AGAINST” any of the proposals presented at the Annual Meeting and were not counted in determining the number of votes required for approval of each proposal.

All proposals were approved and the final results of the shareholder votes are shown below. There was no other business transacted at the Annual Meeting.

Proposal 1 — Election of Directors

The shareholders elected each nominee to serve as a director for a term of three years.

	For	Withheld	Broker-Non Votes
John B. Davies	22,263,543	768,309	4,355,409
Rodney C. Dimock	21,731,964	1,299,888	4,355,409
Laurie Norton Moffatt	22,512,164	519,688	4,355,409
J. Williar Dunlaevy	22,502,730	529,122	4,355,409
Patrick J. Sheehan	22,572,966	458,886	4,355,409

Proposal 2 — A non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement as follows:

For	Against	Abstain	Broker-Non Votes
14,964,111	7,339,292	728,449	4,355,409

Proposal 3— Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

For	Against	Abstain
27,060,863	313,626	12,772

Item 8.01              Other Events

On May 6, 2016, the Company issued a news release announcing the results of the 2016 Annual Meeting of Shareholders. A copy of the news release is attached as Exhibit 99.1 to this report.

On May 5, 2016, the Company shared a presentation at the 2016 Annual Meeting of Shareholders. A copy of the presentation is attached as Exhibit 99.2 to this report.

Item 9.01              Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired.  Not applicable.

(b)          Pro Forma Financial Information.  Not applicable.

(c)           Shell Company Transactions.  Not applicable.

(d)          Exhibits.

Exhibit No.	Description

99.1	News release dated May 6, 2016

99.2	Presentation dated May 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

Date: May 6, 2016	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott
Senior Vice President and General Counsel